Exhibit 99(a)

KEYCORP STUDENT LOAN TRUST 2000-B

NOTEHOLDERS’ STATEMENT

pursuant to Section 5.07(b) of Sale and Servicing
Agreement (capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: April 25, 2005

(i)	Amount of principal being paid or distributed in respect of the Class A-1 Notes:
$0.00

		($-	, per $1,000 original principal amount of Class A-1 Notes)

(ii)	Amount of principal being paid or distributed in respect of the Class A-2 Notes:
$11,791,329.83

		($24.3120203	, per $1,000 original principal amount of Class A-2 Notes)

(iii)	Amount of interest being paid or distributed in respect of the Class A-1 Notes:
$0.00

		($-	, per $1,000 original principal amount of Class A-1 Notes)

(iv)	Amount of interest being paid or distributed in respect of the Class A-2 Notes:
$2,432,003.51

		($5.0144402	, per $1,000 original principal amount of Class A-2 Notes)

(v)	Amount of Noteholders’ Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
	(1)	Distributed to Class A-1 Noteholders:
$0.00

		($-	, per $1,000 original principal amount of Class A-1 Notes)

	(2)	Distributed to Class A-2 Noteholders:
$0.00

		($-	, per $1,000 original principal amount of Class A-2 Notes)

	(3)	Balance on Class A-1 Notes:
$0.00

		($-	, per $1,000 original principal amount of Class A-1 Notes)

	(4)	Balance on Class A-2 Notes:
$0.00

		($-	, per $1,000 original principal amount of Class A-2 Notes)

(vi)	Payments made under the Cap Agreement on such date:		April 22, 2005

		($0.00	with respect to the Class A-1 Notes,

		($0.00	with respect to the Class A-2 Notes;

and the total outstanding amount owed to the Cap Provider:
(vii)	Pool Balance at the end of the related Collection Period:		$311,398,504.92

(viii)	After giving effect to distributions on this Distribution Date:
	(a )	(1) Outstanding principal amount of Class A-1 Notes: $0.00

(2) Pool Factor for the Class A-1 Notes: -

	(b )	(1) Outstanding principal amount of Class A-2 Notes: $311,398,504.92

(2) Pool Factor for the Class A-2 Notes: 0.64205877

(ix)	Note Interest Rate for the Notes:
	(a)	In general
		(1)	Three-Month Libor was
			2.7000000%	for the period

		(2)	The Student Loan Rate was:	4.8631146%

	(b)	Note Interest Rate for the Class A-1 Notes:		2.8200000%	(Based on 3-Month LIBOR)

	(c)	Note Interest Rate for the Class A-2 Notes:		3.0100000%	(Based on 3-Month LIBOR)

(x)		Amount of Master Servicing Fee for related Collection Period:			$393,961.26

			$2.626408400		, per $1,000 original principal amount of Class A-1 Notes.

			$0.812291258		, per $1,000 original principal amount of Class A-2 Notes.

(xi)		Amount of Administration Fee for related Collection Period:			$3,000.00

			$0.020000000		, per $1,000 original principal amount of Class A-1 Notes.

			$0.006185567		, per $1,000 original principal amount of Class A-2 Notes.

(xii)	(a)	Aggregate amount of Realized Losses (if any) for the related Collection Period:	$151,203.69

(b)	Delinquent Contracts	# Loans	%	$ Amount	%

	30-60 Days Delinquent	592	2.08%	$6,753,138	2.38%
	61-90 Days Delinquent	325	1.14%	$4,056,436	1.43%
	91-120 Days Delinquent	173	0.61%	$1,949,162	0.69%
	More than 120 Days Delinquent	226	0.41%	$3,154,740	0.39%
	Claims in Process	116	0.80%	$1,090,297	1.11%

	TOTAL	1,432	5.04%	$17,003,773	6.00	% *
	Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:				$0.00

(c)	Reserve Account Balance				$5,655,822.11

(d)	Draw for this Distribution Date				$0.00

					$71,000.00

(xvi)	Amount of Insurer Premium paid to the Securities Insurer on such Distribution Date:
(xvii)	Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy: $0.00
(xviii)	Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
	to the Securities Guaranty Insurance Policy:	$3,561.26

(xix)	The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:	$0.00

	The Amount of any Net Trust Swap Pymt Carryover Shortfall for such Dist Date:	$0.00

	The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:	$0.00

	The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:

	and the amount of any Termination Pymt either paid by or made to the Trust on
	such Distribution Date: